Exhibit 99.2

Westar Energy, Inc

First Quarter 2012 Earnings

Released May 9, 2012

Bruce Burns

Director Investor Relations

785-575-8227

bruce.burns@WestarEnergy.com

NOTE:

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2012 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.

Consolidated Statements of Income

(Unaudited)

	Three Months Ended March 31,
	2012	2011	Change	% Change
	(In Thousands, Except Per Share Amounts)
REVENUES:
Residential	$138,418	$152,908	$(14,490)	(9.5)
Commercial	129,651	128,827	824	0.6
Industrial	85,420	79,196	6,224	7.9
Other retail	(2,920)	(3,014)	94	3.1

Total Retail Revenues	350,569	357,917	(7,348)	(2.1)
Wholesale	71,212	78,594	(7,382)	(9.4)
Transmission	45,963	37,176	8,787	23.6
Other	7,933	8,033	(100)	(1.2)

Total Revenues	475,677	481,720	(6,043)	(1.3)

OPERATING EXPENSES:
Fuel and purchased power	127,654	134,184	(6,530)	(4.9)
Operating and maintenance	156,044	137,351	18,693	13.6
Depreciation and amortization	73,280	70,259	3,021	4.3
Selling, general and administrative	47,334	48,767	(1,433)	(2.9)

Total Operating Expenses	404,312	390,561	13,751	3.5

INCOME FROM OPERATIONS	71,365	91,159	(19,794)	(21.7)

OTHER INCOME (EXPENSE):
Investment income	4,324	1,968	2,356	119.7
Other income	13,590	2,249	11,341	504.3
Other expense	(5,553)	(5,368)	(185)	(3.4)

Total Other Income (Expense)	12,361	(1,151)	13,512	nm

Interest expense	42,046	43,538	(1,492)	(3.4)

INCOME BEFORE INCOME TAXES	41,680	46,470	(4,790)	(10.3)
Income tax expense	12,443	13,513	(1,070)	(7.9)

NET INCOME	29,237	32,957	(3,720)	(11.3)
Less: Net income attributable to noncontrolling interests	1,713	1,373	340	24.8

NET INCOME ATTRIBUTABLE TO WESTAR ENERGY	27,524	31,584	(4,060)	(12.9)
Preferred dividends	242	242	—	—

NET INCOME ATTRIBUTABLE TO COMMON STOCK	$27,282	$31,342	$(4,060)	(13.0)

Earnings per common share, basic	$0.21	$0.27	$(0.06)	(22.2)

Average equivalent common shares outstanding	126,495	113,875	12,620	11.1

DIVIDENDS DECLARED PER COMMON SHARE	$0.33	$0.32	$0.01	3.1

Effective income tax rate	29.85%	29.08%

nm — not meaningful

The Notes to the Condensed Consolidated Financial Statements in the company’s Quarterly Report on Form 10-Q for the period ended March 31, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.

Consolidated Balance Sheets

(Dollars in Thousands, except par values)

(Unaudited)

	March 31,	December 31,
	2012	2011
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$3,726	$3,539
Accounts receivable, net	197,826	226,428
Fuel inventory and supplies	254,604	229,118
Energy marketing contracts	6,079	8,180
Taxes receivable	—	5,334
Deferred tax assets	—	394
Prepaid expenses	17,396	13,078
Regulatory assets	130,179	123,818
Other	22,041	23,696

Total Current Assets	631,851	633,585

PROPERTY, PLANT AND EQUIPMENT, NET	6,554,272	6,411,922

PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	330,614	333,494

OTHER ASSETS:
Regulatory assets	917,169	922,272
Nuclear decommissioning trust	143,164	130,270
Other	264,321	251,308

Total Other Assets	1,324,654	1,303,850

TOTAL ASSETS	$8,841,391	$8,682,851

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt of variable interest entities	$48,394	$28,114
Short-term debt	281,667	286,300
Accounts payable	202,154	187,428
Accrued taxes	80,943	52,451
Energy marketing contracts	5,877	6,353
Accrued interest	93,019	77,437
Regulatory liabilities	43,627	40,857
Other	117,660	148,347

Total Current Liabilities	873,341	827,287

LONG-TERM LIABILITIES:
Long-term debt, net	2,670,469	2,491,109
Long-term debt of variable interest entities, net	223,756	249,283
Deferred income taxes	1,108,793	1,110,463
Unamortized investment tax credits	162,219	164,175
Regulatory liabilities	240,658	230,530
Accrued employee benefits	556,097	592,617
Asset retirement obligations	144,585	142,508
Other	72,508	74,138

Total Long-Term Liabilities	5,179,085	5,054,823

COMMITMENTS AND CONTINGENCIES (See Note 8 and 9 in Form 10-Q)

EQUITY:
Westar Energy Shareholders’ Equity:
Cumulative preferred stock, par value $100 per share; authorized 600,000 shares; issued and outstanding 214,363 shares	21,436	21,436
Common stock, par value $5 per share; authorized 275,000,000 shares; issued and outstanding 126,068,973 and 125,698,396 shares, respectively	630,345	628,492
Paid-in capital	1,641,892	1,639,503
Retained earnings	486,272	501,216

Total Westar Energy Shareholders’ Equity	2,779,945	2,790,647

Noncontrolling Interests	9,020	10,094

Total Equity	2,788,965	2,800,741

TOTAL LIABILITIES AND EQUITY	$8,841,391	$8,682,851

The Notes to the Condensed Consolidated Financial Statements in the company’s Quarterly Report on Form 10-Q for the period ended March 31, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.

Consolidated Statements of Cash Flows

(Dollars in Thousands)

(Unaudited)

	Three Months Ended March 31,
	2012	2011
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$29,237	$32,957
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	73,280	70,259
Amortization of nuclear fuel	1,378	5,787
Amortization of deferred regulatory gain from sale-leaseback	(1,374)	(1,374)
Amortization of corporate-owned life insurance	7,375	6,308
Non-cash compensation	2,028	2,201
Net changes in energy marketing assets and liabilities	(733)	455
Net deferred income taxes and credits	3,958	16,286
Stock based compensation excess tax benefits	(1,381)	(629)
Allowance for equity funds used during construction	(3,940)	(1,752)
Changes in working capital items:
Accounts receivable	28,603	20,344
Fuel inventory and supplies	(25,294)	(13,584)
Prepaid expenses and other	(8,799)	5,640
Accounts payable	(5,453)	(2,164)
Accrued taxes	34,047	17,123
Other current liabilities	(5,706)	(19,493)
Changes in other assets	(40,643)	(20,327)
Changes in other liabilities	(22,620)	(22,661)

Cash flows from operating activities	63,963	95,376

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(189,966)	(155,945)
Purchase of securities within trusts	(7,160)	(28,152)
Sale of securities within trusts	8,023	27,582
Proceeds from investment in corporate-owned life insurance	16,177	512
Proceeds from federal grant	2,461	2,113
Investment in affiliated company	(2,502)	(381)
Investment in non-utitlity investments	(168)	—
Other investing activities	(863)	2,198

Cash flows used in investing activities	(173,998)	(152,073)

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	(4,633)	78,640
Proceeds from long-term debt	246,656	—
Retirements of long-term debt	(70,563)	(191)
Retirements of long-term debt of variable interest entities	(5,088)	(8,386)
Repayment of capital leases	(614)	(444)
Borrowings against cash surrender value of corporate-owned life insurance	1,074	1,062
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(18,131)	(2,897)
Stock based compensation excess tax benefits	1,381	629
Issuance of common stock	1,811	25,787
Distributions to shareholders of noncontrolling interests	(2,787)	(1,880)
Cash dividends paid	(38,884)	(33,208)

Cash flows from financing activities	110,222	59,112

NET INCREASE IN CASH AND CASH EQUIVALENTS	187	2,415

CASH AND CASH EQUIVALENTS:
Beginning of period	3,539	928

End of period	$3,726	$3,343

The Notes to the Condensed Consolidated Financial Statements in the company’s Quarterly Report on Form 10-Q for the period ended March 31, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.

1st Quarter 2012 vs. 2011

Earnings Variances

		Change
	($ per share)	(Dollars in thousands)
2011 earnings attributable to common stock	$0.27	$31,342

		Favorable / (Unfavorable)

Retail		(7,348)	A
Wholesale		(7,382)	B
Transmission		8,787
Other revenues		(100)
Fuel and purchased power		6,530	C
SPP network transmission costs		(7,311)

Gross Margin		(6,824)
Operating and maintenance w/o SPP NITS		(11,382)	D
Depreciation and amortization		(3,021)	E
Selling, general and administrative		1,433	F
Other income (expense)		13,512	G
Interest expense		1,492
Income tax expense		1,070
Net income attributable to noncontrolling interests		(340)
Change in shares outstanding	(0.02)

2012 earnings attributable to common stock	$0.21	$27,282

Major factors influencing the period to period change in EPS — Favorable/(Unfavorable)

A	Due principally to 6% decrease in MWh sales ( see page 5 for changes by customer class)

B	Due to decreased demand; MWh sales decreased by 11% (see page 5 for changes by customer class)

C	Due principally to under collection of fuel expense through Retail Energy Clause Adjustment

D	Increases due principally to: unplanned outage expense at Wolf Creek — ($6.2M); higher amortization of deferred refuel and maintenance outage expenses — ($2.3M); increase property tax expense (this is largely offset in revenues through property tax surcharge — ($2.4M)

E	Higher plant balances due to additions at power plants, including environmental controls and the addition of tranmission facilities

F	Decrease due primarily to lower legal costs — $1.7M

G	Increase due primarily to: increased mark-to-market gains on investments in a trust to fund retirement benefits — $2.2M; increase in equity AFUDC primarily due to increased construction activity — $2.2M; and recording death proceeds from COLI program — $9.2M

The Notes to the Condensed Consolidated Financial Statements in the company’s Quarterly Report on Form 10-Q for the period ended March 31, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc

Revenue, Sales and Energy Supply

Supplemental Data

	Three Months Ended March 31,
	2012	2011	Change	% Change
	(Dollars In Thousands)
Revenues
Residential	$138,418	$152,908	$(14,490)	(9.5)
Commercial	129,651	128,827	824	0.6
Industrial	85,420	79,196	6,224	7.9
Other retail	3,055	3,018	37	1.2
Provision for rate refunds	(5,975)	(6,032)	57	0.9

Total Retail Revenues	350,569	357,917	(7,348)	(2.1)
Tariff-based wholesale	62,532	60,138	2,394	4.0
Market-based wholesale	8,680	18,456	(9,776)	(53.0)
Transmission	45,963	37,176	8,787	23.6
Other	7,933	8,033	(100)	(1.2)

Total Revenues	$475,677	$481,720	$(6,043)	(1.3)

	(Thousands of MWh)
Electricity Sales
Residential	1,415	1,658	(243)	(14.7)
Commercial	1,649	1,704	(55)	(3.2)
Industrial	1,361	1,337	24	1.8
Other retail	21	22	(1)	(4.5)

Total Retail	4,446	4,721	(275)	(5.8)

Tariff-based wholesale	1,349	1,376	(27)	(2.0)
Market-based wholesale	344	534	(190)	(35.6)

Total wholesale	1,693	1,910	(217)	(11.4)

Total Electricity Sales	6,139	6,631	(492)	(7.4)

	(Dollars per MWh)
Total retail	$78.85	$75.81	$3.04	4.0
Tariff-based wholesale	$46.35	$43.70	$2.65	6.1
Market-based wholesale	$25.23	$34.56	$(9.33)	(27.0)

	(Dollars In Thousands)
Fuel and Purchased Power
Fuel used for generation	$99,635	$114,536	$(14,901)	(13.0)
Purchased power	37,410	20,836	16,574	79.5

Subtotal	137,045	135,372	1,673	1.2
RECA recovery and other	(9,391)	(1,188)	(8,203)	(690.5)

Total fuel and purchased power expense	$127,654	$134,184	$(6,530)	(4.9)

	(Thousands of MWh)
Electricity Supply
Generated - Gas/oil	453	332	121	36.4
Coal	4,129	4,859	(730)	(15.0)
Nuclear	201	1,024	(823)	(80.4)
Wind	125	116	9	7.8

Subtotal electricity generated	4,908	6,331	(1,423)	(22.5)
Purchased	1,571	598	973	162.7

Total Electricity Supply	6,479	6,929	(450)	(6.5)

	(Dollars per MWh)
Average cost of fuel used for generation	$20.30	$18.09	$2.21	12.2
Average cost of purchased power	$23.81	$34.84	$(11.03)	(31.7)
Average cost of fuel and purchased power	$21.15	$19.54	$1.61	8.2

	2012	2011 / 20 yr Avg	Change	% Change
Degree Days
Cooling
Actual compared to last year	45	12	33	275.0
Actual compared to 20 year average	45	2	43	2,150.0
Heating
Actual compared to last year	1,826	2,692	(866)	(32.2)
Actual compared to 20 year average	1,826	2,447	(621)	(25.4)

Westar Energy, Inc.

Capitalization

	March 31, 2012		December 31, 2011
	(Dollars in Thousands)
Current maturities of long-term debt of VIEs	$48,394		$28,114
Long-term debt, net	2,670,469		2,491,109
Long-term debt of variable interest entities, net	223,756		249,283

Total debt	2,942,619	51.3%	2,768,506	49.7%
Preferred	21,436	0.4%	21,436	0.4%
Common equity	2,758,509	48.1%	2,769,211	49.7%
Noncontrolling interests	9,020	0.2%	10,094	0.2%

Total capitalization	$5,731,584	100.0%	$5,569,247	100.0%

GAAP Book value per share	$21.88		$22.03
Period end shares outstanding (in thousands)	126,069		125,698

Outstanding long-term debt table

	CUSIP		March 31, 2012	December 31, 2011
			(Dollars in Thousands)
Westar Energy:
First Mortgage Bond series:
6.00% Series due July 2014	95709TAA8		$250,000	$250,000
5.15% Series due January 2017	95709TAB6		125,000	125,000
5.95% Series due January 2035	95709TAC4		125,000	125,000
5.10% Series due July 2020	95709TAD2		250,000	250,000
5.875% Series due July 2036	95709TAE0		150,000	150,000
6.10% Series due May 2047	95709T704		150,000	150,000
8.625% Series due December 2018	95709TAG5		300,000	300,000
4.125% Series due December 2042	95709TAH3		250,000	—

			1,600,000	1,350,000
Pollution control bond series:
Variable series due April 2032 (Wamego)	933623BN9		30,500	30,500
Variable series due April 2032 (St Marys)	792609AF6		45,000	45,000
5.0% Series due February 2033 (Wamego)	933623BQ2		—	57,245

			75,500	132,745

Total Westar Energy			1,675,500	1,482,745

KGE
First mortgage bond series:
6.53% Series due December 2037	485260BJ1		175,000	175,000
6.15% Series due May 2023	485260B@1		50,000	50,000
6.64%Series due May 2038	485260B	#9	100,000	100,000
6.70%Series due June 2019	U24448AB5		300,000	300,000

			625,000	625,000
Pollution control bond series:
5.3% Series due June 2031	121825BW2		108,600	108,600
5.3% Series due June 2031	933623BR0		18,900	18,900
4.85% Series due June 2031	121825CB7		50,000	50,000
5.10% Series due March 2023	502828AH9		—	13,318
Variable rate series due April 2027 (LaCygne)	502828AJ5		21,940	21,940
Variable rate series due April 2032 (St Marys)	792609AE9		14,500	14,500
Variable rate series due April 2032 (Wamego)	933623BM1		10,000	10,000
5.6% Series due June 2031	121825CD3		50,000	50,000
6.0% Series due June 2031	121825CE1		50,000	50,000
5.0% Series due June 2031	121825CF8		50,000	50,000

			373,940	387,258

Total KGE			998,940	1,012,258

Total long-term debt			2,674,440	2,495,003

Unamortized debt discount			(3,971)	(3,894)
Long-term debt due within one year			—	—

Total long-term debt, net			$2,670,469	$2,491,109

Westar Energy, Inc.

GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in fuel and purchased power costs, and accordingly changes to these costs have a minimal impact on net income. For this reason, Westar management believes that gross margin is a useful measure for understanding changes in operating performance from one period to the next. Gross margin is calculated as total revenues less the sum of fuel and purchased power costs and SPP network transmission costs. SPP network transmission costs are included as a component of gross margin because these costs reflect the costs of providing network transmission service, and a significant component of transmission revenue is recognized when providing this service.

Operating and maintenance expense includes SPP network transmission costs (SPP NITS). The SPP network transmission costs are included in gross margin for the reasons shown above, and are therefore excluded from operating and maintenance expense w/o SPP NITS used to reconcile earnings from the comparable prior year period to the earnings for the current period. Westar management believes this measurement is useful for understanding changes in operating performance from one period to the next. Operating and maintenance expense w/o SPP NITS is calculated by subtracting the SPP network transmission costs from operating and maintenance expense.

The calculations of gross margin and operating and maintenance expense w/o SPP NITS for the three months ended March 31, 2012 and 2011 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin. Operating and maintenance expense is the GAAP financial measure most directly comparable to operating and maintenance expense w/o SPP NITS.

	Three Months Ended March 31,
	2012	2011	Change
	(Dollars In Thousands)
Revenues
Residential	$138,418	$152,908	$(14,490)
Commercial	129,651	128,827	824
Industrial	85,420	79,196	6,224
Other retail	(2,920)	(3,014)	94

Total Retail Revenues	350,569	357,917	(7,348)
Wholesale	71,212	78,594	(7,382)
Transmission	45,963	37,176	8,787
Other	7,933	8,033	(100)

Total Revenues	475,677	481,720	(6,043)
Less: Fuel and purchased power expense	127,654	134,184	(6,530)
SPP network transmission costs	39,362	32,051	7,311

Gross Margin	$308,661	$315,485	$(6,824)

Gross margin	$308,661	$315,485	$(6,824)
Add: SPP network transmission costs	39,362	32,051	7,311
Less: Operating and maintenance expense	156,044	137,351	18,693
Depreciation and amortization expense	73,280	70,259	3,021
Selling, general and administrative expense	47,334	48,767	(1,433)

Income from operations	$71,365	$91,159	$(19,794)

Operating and maintenance expense	$156,044	$137,351	$18,693
Less: SPP Network transmission costs	39,362	32,051	7,311

Operating and maintenance expense w/o SPP NITS	$116,682	$105,300	$11,382